Exhibit J(2)

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Allan W. Blair
Allan W. Blair

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Richard H. Ayers
Richard H. Ayers

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Mary E. Boland
Mary E. Boland

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Frederick C. Castellani
Frederick C. Castellani

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ R. Alan Hunter, Jr.
R. Alan Hunter, Jr.

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Robert E. Joyal
Robert E. Joyal

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ F. William Marshall, Jr.
F. William Marshall, Jr.

POWER OF ATTORNEY

The Undersigned Trustee of MML Series Investment Fund (the “Trust”), does hereby constitute and appoint Andrew M. Goldberg, Jill Nareau Robert and Timothy W. Diggins, and each of them individually, as his true and lawful attorneys and agents.

Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned’s behalf as a Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities and Exchange Commission (the “Commission”) thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned’s name on his behalf as a Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents or instruments.

The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Undersigned has set his hand on this 6th day of February, 2006.

/s/ Richard W. Greene
Richard W. Greene